UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2009

EPICOR SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20740	33-0277592
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18200 Von Karman Avenue, Suite 1000, Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 585-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 28, 2009, the Company issued a press release regarding the preliminary financial results for its second quarter of fiscal year 2009 ending June 30, 2009. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Additionally, at 2 pm Pacific Time on July 28, 2009, the Company held a conference call and simultaneous webcast in which L. George Klaus, the Company’s Chairman, President and Chief Executive Officer, as well as Michael Pietrini the Company’s Chief Financial Officer and Executive Vice president made a presentation regarding the Company’s financial results for the Company’s second quarter of fiscal year 2009 ending June 30, 2009. A copy of the transcript of the conference call is furnished hereto as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description

Ex-99.1	Press Release dated July 28, 2009.

Ex-99.2	Transcript of the Company’s second quarter 2009 financial results conference call and simultaneous webcast held on July 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION (Registrant)

Date: July 30, 2009	By:	/s/ John D. Ireland
John D. Ireland
Sr. Vice President; General Counsel

EXHIBIT INDEX

The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number

Ex-99.1	Press Release dated July 28, 2009.

Ex-99.2	Transcript of the Company’s second quarter 2009 financial results conference call and simultaneous webcast held on July 28, 2009.